EX-99.1
Plan of Reorganization (As Amended)

                                  EXHIBIT 99.1

Brooks & Raub,
A Professional Corporation
Lincoln A. Brooks [Cal. Bar No. 63912]
David S. Caplan  [Cal. Bar No. 74219]
721 Colorado Avenue, Suite 101
Palo Alto, California 94303-3913
Telephone:        (650) 321-1400
Facsimile:        (650) 321-1450

Attorneys for Debtor,
TELEGEN CORPORATION



                         UNITED STATES BANKRUPTCY COURT

                         NORTHERN DISTRICT OF CALIFORNIA

In re                                            Chapter 11

Telegen corporation,                             Case No. 98-34876-DM-11
fka Solar Energy Research Corporation and
Solar Energy Research Corporation of California,

                           Debtor.


Address:      1840 Gateway Drive, Suite 200
              San Mateo, CA  94404

Employer Identification
Number 84-0672714

-------------------------------------------------


                         DEBTOR'S PLAN OF REORGANIZATION








                                      1          DEBTOR'S PLAN OF REORGANIZATION

                                TABLE OF CONTENTS

DEFINITIONS.................................................................................................................3
   1.1      DEFINED TERMS...................................................................................................3
   1.2      UNDEFINED TERMS.................................................................................................4
CLASSIFICATION OF CLAIMS AND INTERESTS......................................................................................5
   2.1      SECURED CLAIMS..................................................................................................5
   2.2      CLASS B (PRIORITY CLAIMS).......................................................................................5
   2.3      CLASS C (GENERAL UNSECURED CLAIMS)..............................................................................5
   2.4      EQUITY INTERESTS................................................................................................5
TREATMENT OF UNCLASSIFIED CLAIMS............................................................................................5
   3.1      TREATMENT OF ADMINISTRATIVE CLAIMS..............................................................................5
   3.2      ELECTION FOR ADMINISTRATIVE CLAIMANTS...........................................................................6
   3.3      TREATMENT OF PRIORITY GOVERNMENTAL CLAIMS.......................................................................6
TREATMENT OF IMPAIRED CLASSES...............................................................................................6
   4.1      SATISFACTION OF ALLOWED CLAIMS..................................................................................6
   4.2      SECURED CLAIMS..................................................................................................6
   4.3      PRIORITY CLAIMS.................................................................................................6
   4.4      UNSECURED CLAIMS................................................................................................6
   4.5      EQUITY SECURITY INTERESTS.......................................................................................7
MEANS FOR IMPLEMENTATION OF THE PLAN........................................................................................7
   5.1      AMENDMENT OF ARTICLES OF INCORPORATION..........................................................................7
   5.2      CLOSING OF OFFERINGS AND DISTRIBUTIONS OF ESCROWED FUNDS........................................................7
   5.3      ISSUANCE OF NEW COMMON STOCK ON ACCOUNT OF ALLOWED CLAIMS.......................................................7
   5.4      EXCHANGE OF EXISTING STOCK FOR NEW COMMON STOCK.................................................................7
   5.5      eTRAXX STOCK PURCHASE...........................................................................................7
   5.6      CONSOLIDATION OF TCC AND TDL....................................................................................8
   5.7      FORMATION OF NEW TDL............................................................................................8
   5.8      TRANSFERABILITY OF NEW COMMON STOCK.............................................................................8
   5.9      FRACTIONAL SHARES...............................................................................................8
   5.10     VOTING AND NOTICE RIGHTS........................................................................................8
   5.11     CASH DISTRIBUTIONS..............................................................................................8
   5.12     RELEASES OF LIENS...............................................................................................9
   5.13     DISPUTED CLAIMS AND INTERESTS...................................................................................9
   5.14     VALIDITY OF CORPORATE ACTIONS...................................................................................9
   5.15     SELECTION OF DIRECTORS.........................................................................................10
   5.16     POSTCONFIRMATION U.S. TRUSTEE FEES AND REPORTS.................................................................10
   5.17     POSTCONFIRMATION NOTICES.......................................................................................10
   5.18     BAR DATE FOR ADMINISTRATIVE CLAIMS.............................................................................10
   5.19     ESTABLISHMENT OF EMPLOYEE INCENTIVE PLANS......................................................................10
   5.20     COMPROMISE WITH SYNERCOM.......................................................................................10
   5.21     OFFICER IMPLEMENTATION.........................................................................................10
   5.22     PRESERVATION OF METROPOLITAN RIGHTS............................................................................10
DISCHARGE..................................................................................................................11
RETENTION, SETTLEMENT, AND WAIVER OF CLAIMS................................................................................11
   7.1      RETENTION AND ENFORCEMENT OF CLAIMS............................................................................11
   7.2      SETTLEMENT OF OBJECTIONS TO CLAIMS.............................................................................11
   7.3      STALE CHECKS AND CLAIM WAIVER..................................................................................11
TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES......................................................................12
REVESTING..................................................................................................................12
RETENTION OF JURISDICTION..................................................................................................12
REQUEST FOR CONFIRMATION...................................................................................................13

EXHIBIT A - EXECUTORY CONTRACTS TO BE ASSUMED
EXHIBIT B - POSTCONFIRMATION U.S. TRUSTEE REPORT



                                      2          DEBTOR'S PLAN OF REORGANIZATION

         Telegen Corporation, the Debtor herein, proposes this Plan of Reorganization under Chapter 11 of the Bankruptcy Code.

                                    ARTICLE I

                                   DEFINITIONS
1.1      DEFINED TERMS

         The following definitions apply in this Plan:

         "1999 Offering" means the offering of 4,000,000 shares of previously unissued common stock of the Debtor at a price of $1.75 per share conducted during the pendency of this case.

         "Advisor" means WMS Financial Planners, Inc.

         "Affiliate" means an entity which is an affiliate of a party in interest within the meaning of Section 101(2) of the Bankruptcy Code and every partnership and joint venture in which such entity is a general partner or joint venturer.

         "Allowed Claim" or "Allowed Interest" means a claim against, or equity interest in, the Debtor to the extent that:

                  A. If the claim or interest arose or is deemed to have arisen on or before the Filing Date, (1) proof of the claim or interest either is timely filed or is deemed filed under Code Section 1111(a) or Rule 3003(b)(2) and (2) the claim or interest either is not the subject of a timely filed objection or is allowed by a Final Order; or

                  B. If the claim arose after the Filing Date and is not deemed to have arisen on or before such date, (1) the claim is of a kind that can be voluntarily paid from the Debtor's estate without specific Bankruptcy Court approval and is so paid or (2) the claim has been allowed by a Final Order; and

                  C.       Such claim is not subject to disallowance pursuant to
Section 502(d) of the Code.

         "Amended Articles" means the Amended and Restated Articles of Incorporation of the Debtor in substantially the form filed with the Bankruptcy Court at or about the time of filing of this Plan.

         "B. L. R." means the Bankruptcy Local Rules of the Bankruptcy Court.

         "Ballot" means the form distributed to holders of claims and interests on which is to be stated an acceptance or rejection of this Plan.

         "Ballot Deadline" means the deadline fixed by the court for submission of Ballots voting on the Plan.

         "Bankruptcy Court" means the United States Bankruptcy Court for the Northern District of California.

         "Cash" means cash and cash equivalents including, but not limited to, checks and other similar forms of payment or exchange.

         "Claims Reserve" means the federally insured, interest bearing deposit account to be established hereunder.

         "Code" means the Bankruptcy Code contained in Title 11 of the United States Code.

         "Committee" means the committee of creditors appointed in this case pursuant to Section 1102 of the Code.

         "Confirmation Order" means the order of the Bankruptcy Court confirming this Plan.

         "Confirmation" means entry of the Confirmation Order.

         "Debtor" means Telegen Corporation, a California corporation.

         "DIP Notes" means the convertible promissory notes issued during the pendency of this case pursuant to Section 364 of the Code.

         "Disputed Claim" means a claim against the Debtor (a) which has been included in the Debtor's schedules as disputed, contingent, or unliquidated, (b) as to which a proof of claim is filed which does not assert a claim to a fixed, liquidated sum, or (c) to which an objection has been filed which neither is the subject of a Final Order nor has been withdrawn.

         "Disputed Interest" means an equity security interest in the Debtor (a) which has been included in the list of equity security holders required by Rule 1007(a)(3) as disputed, contingent, or unliquidated, or (b) to which an objection has been filed which neither is the subject of a Final Order nor has been withdrawn.

         "Distributions" means the payments of Cash and New Common Stock to be distributed hereunder to holders of Allowed Claims.

         "EDD" means the California Employment Development Department.

         "Effective Date" means 5:00 p.m. Pacific Time, on the first Friday on or after the date the Amended Articles are filed with the California Secretary of State or on such other date fixed by the Debtor which shall be not later than twenty days after Confirmation.

                                      3          DEBTOR'S PLAN OF REORGANIZATION

         "Employee Stock Plans" means the 2000 Employee Stock Option Plan and the 2000 Employee Stock Purchase Plan to be adopted pursuant to ARTICLE V hereof and copies of which are filed with the Bankruptcy Court at or about the time of filing of this Plan.

         "Escrow Agreements" means, collectively, the escrow agreements governing the escrow of funds subscribed in the Offerings, copies of which are filed with the Bankruptcy Court at or about the time of filing of this Plan.

         "Escrow Holder" means the party or parties serving as escrow holders in connection with the Offerings.

         "eTraxx" means eTraxx Corporation, a California corporation.

         "eTraxx Acquisition Agreement" means the Agreement and Plan of Reorganization entered into between the Debtor, eTraxx, and certain eTraxx shareholders, a copy of which was filed with the Bankruptcy Court at or about the time of filing of this Plan.

         "Existing Stock" means the shares of the Debtor's common stock outstanding on the Record Date.

         "Filing Date" means October 28, 1998.

         "Final Order" means an order as to which (a) any appeal or petition for writ of certiorari that has been filed has been finally determined or dismissed, or (b) the time for appeal has expired and a notice of appeal has not been filed.

         "IRS" means the U.S. Internal Revenue Service.

         "Managing Dealer" means Pacific West Securities, Inc.

         "Metropolitan" means Metropolitan Life Insurance Company.

         "New Common Stock" means the common stock of the Debtor to be issued pursuant to ARTICLE V of this Plan.

         "New Reg D Offerings" means, collectively, (a) the offering of up to 1,000,000 shares of previously unissued common stock of the Debtor at prices of at least $10.00 per share, and (b) the two additional offerings of shares of previously unissued common stock for total proceeds of up to $15,000,000.

         "New TDL" means the corporation to be formed pursuant to ARTICLE V this Plan and to be named Telegen Display Laboratories, Inc.

         "Offerings" means, collectively, the 1999 Offering, the Reg S Offering, and the New Reg D Offerings.

         "Plan" means this Plan of Reorganization together with any modifications hereto.

         "Plan Interest" means interest accrued at the rate earned on funds held on deposit in the Claims Reserve during the period for which such Plan Interest is calculated.

         "Pro Rata" means proportionately so that the ratio of the consideration distributed on account of an Allowed Claim or Allowed Interest in a class to the consideration distributed on account of all Allowed Claims or Allowed Interests in the class is the same as the ratio of such Allowed Claim or Allowed Interest to all Allowed Claims or Allowed Interests in the class.

         "Record Date" means the date fixed, by the Bankruptcy Court or otherwise, for identifying the holders of Allowed Interests based on the Existing Stock for purposes of voting on, and receiving distributions under, this Plan.

         "Reg S Offering" means the offering of 500,000 shares of previously unissued common stock of the Debtor at a price of $8.00 per share conducted during the pendency of this case.

         "Rules" means the Federal Rules of Bankruptcy Procedure.

         "Selling Agents" means, collectively, the Advisor, the Managing Dealer, and such subagents thereof as are employed pursuant to the Selling Agreements.

         "Selling Agreements" means, collectively, the Selling Agreement dated November 9, 1999, and the two Selling Agreements dated March 20, 2000.

         "Subordinated Notes" means those notes issued by the Debtor on or about March 20, 1998, and April 23, 1998, in exchange for rights asserted by certain holders of common stock of the Debtor to rescind the issuance of such common stock by the Debtor and, therefore, subject to subordination pursuant to
Section 510(b) of the Code.

         "Synercom Settlement Agreement" means Agreement and Mutual General Release entered into between the Debtor, Synercom, Inc., a California corporation, Dennis Alan Lempert, Frederick T. Lezak, Jessica Stevens, and Bonnie Crystal, a copy of which was filed with the Bankruptcy Court at or about the time of filing of this Plan.

         "TCC" means Telegen Communications Corporation, a California corporation.

         "TDL" means Telegen Display Laboratories, Inc., a California corporation.

1.2      UNDEFINED TERMS

         A term used, but not defined, herein but defined in the Code or the Rules has the meaning given to that term in the Code or the Rules.

                                      4          DEBTOR'S PLAN OF REORGANIZATION

                                   ARTICLE II

                     CLASSIFICATION OF CLAIMS AND INTERESTS

         All claims (except claims treated under Article III of this Plan) and interests are placed in the following classes.

2.1      SECURED CLAIMS

                  CLASS A-1 (EDD): Class A-1 consists of the Allowed Claim secured by a duly perfected and unavoidable tax lien on property of the Debtor and held by the EDD.

                  CLASS A-2 (R.R. DONNELLEY FINANCIAL): Class A-2 consists of the Allowed Claim secured by a duly perfected and unavoidable judgment lien on property of the Debtor and held by R.R. Donnelley Financial.

                  CLASS A-3 (EDD): Class A-3 consists of the Allowed Claim secured by a duly perfected and unavoidable tax lien on property of TDL and held by the EDD.

                  CLASS A-4 (IRS): Class A-4 consists of the Allowed Claim secured by a duly perfected and unavoidable tax lien on property of TCC and held by the IRS.

                  CLASS A-5 (IRS): Class A-5 consists of the Allowed Claim secured by a duly perfected and unavoidable tax lien on property of TDL and held by the IRS.

                  CLASS A-6 (HAMILTON HALLMARK): Class A-6 consists of the Allowed Claim secured by a duly perfected and unavoidable judgment lien on property of the Debtor, TCC and/or TDL and held by Hamilton Hallmark Electronics.

                  CLASS A-7 (MACDONALD, ET AL.): Class A-7 consists of the Allowed Claim, if any, secured by a duly perfected and unavoidable attachment lien on property of the Debtor and held by Brian D. MacDonald, James R. Maddox, Jr., and Royce D. McKinley.

2.2      CLASS B (PRIORITY CLAIMS)

         Class B consists of unsecured Allowed Claims entitled to priority pursuant to Section 507(a)(3) or (4) of the Code.

2.3      CLASS C (GENERAL UNSECURED CLAIMS)

                  Class C consists of unsecured Allowed Claims other than claims in Class B or claims treated under Article III.

2.4      EQUITY INTERESTS

                  CLASS D-1 (COMMON STOCK): Class D-1 consists of the Allowed Interests held by the holders of the Existing Stock.

                  CLASS D-2 (PREFERRED STOCK): Class D-2 consists of all Allowed Interests held by the holders of shares of the Debtor's preferred stock, if any, outstanding on the Record Date and any claims for dividends on preferred stock due and payable as of the Record Date.

                  CLASS D-3 (SUBORDINATED NOTE HOLDERS): Class D-3 consists of the Allowed Interests and claims related thereto held by the holders of Subordinated Notes.

                  CLASS D-4 (OTHER RIGHTS AND OPTIONS): Class D-4 consists of all interests based upon any rights, options, or warrants outstanding immediately prior to the Effective Date to acquire shares of the Debtor's common or preferred stock or the common or preferred stock of TCC or TDL.

                                   ARTICLE III

                        TREATMENT OF UNCLASSIFIED CLAIMS

3.1      TREATMENT OF ADMINISTRATIVE CLAIMS

         Except to the extent that a particular holder agrees otherwise, the holders of Allowed Claims entitled to priority under Section 507(a)(1) of the Code (administrative claims, including fees due under 28 U.S.C. Section 1930 and claims under the DIP Notes) shall receive Cash in the amount of such claims on the Effective Date. If such a claim has not been allowed on the Effective Date, the holder shall receive such payment within fifteen days after the Debtor receives notice that such claim is an Allowed Claim, together with interest thereon from the Effective Date at the rate of seven percent per annum. Without limiting the generality of the foregoing:

                  (a) Holders of such Allowed Claims arising from the provision to the Debtor of goods and services in the ordinary course of business shall receive the treatment provided for in their agreements with the Debtor; and

                  (b) Holders of the DIP Notes shall receive the treatment set forth in the DIP Notes.

                                      5          DEBTOR'S PLAN OF REORGANIZATION

3.2      ELECTION FOR ADMINISTRATIVE CLAIMANTS

         Holders of Allowed Claims entitled to priority under Section 507(a)(1) of the Code may elect to receive shares of New Common Stock in exchange for all or part of such claims at the rate of one share for each $1.40 of such claims. To receive such New Common Stock, a holder must notify the Debtor in writing of its election prior to the deadline for filing requests for payment of administrative claims established by the Bankruptcy Court or pursuant to ARTICLE V hereof.

3.3      TREATMENT OF PRIORITY GOVERNMENTAL CLAIMS

         The holders of Allowed Claims entitled to priority under Section 507(a)(8) of the Code (claims by governmental units) shall receive Cash in the amount of such claims on the Effective Date. If such a claim has not been allowed on the Effective Date, the holder shall receive such payment within fifteen days after the Debtor receives notice that such claim is an Allowed Claim, together with interest thereon from the Effective Date at the rate of seven percent per annum.

                                   ARTICLE IV

                          TREATMENT OF IMPAIRED CLASSES

4.1      SATISFACTION OF ALLOWED CLAIMS

         Holders of Allowed Claims in the following classes shall receive the Distributions set forth in this Article on account, and in complete satisfaction, of all such Allowed Claims.

4.2      SECURED CLAIMS

         (a) CLASS A-1 (EDD): The EDD shall receive Cash on the Effective Date in the amount, and on account, of its Allowed Claim in Class A-1. Upon receipt of such Cash, the tax lien held by the EDD shall be deemed released and the assets of the Debtor shall be free and clear of such lien.

         (b) CLASS A-2 (R.R. DONNELLEY FINANCIAL): R.R. Donnelley Financial shall receive Cash in the amount, and on account, of its Allowed Claim in Class A-2. Upon receipt of such Cash, the judgment lien held by R.R. Donnelley Financial shall be deemed released and the assets of the Debtor shall be free and clear of such lien.

         (c) CLASS A-3 (EDD): The EDD shall receive Cash in the amount, and on account, of its Allowed Claim in Class A-3. Upon receipt of such Cash, the tax lien held by the EDD shall be deemed released and the assets of the Debtor and TDL shall be free and clear of such lien.

         (d) CLASS A-4 (IRS): The IRS shall receive Cash in the amount, and on account, of its Allowed Claim in Class A-4. Upon receipt of such Cash, the tax lien held by the IRS shall be deemed released and the assets of the Debtor and TCC shall be free and clear of such lien.

         (e) CLASS A-5 (IRS): The IRS shall receive Cash in the amount, and on account, of its Allowed Claim in Class A-5. Upon receipt of such Cash, the tax lien held by the IRS shall be deemed released and the assets of the Debtor and TDL shall be free and clear of such lien.

         (f) CLASS A-6 (HAMILTON HALLMARK): Hamilton Hallmark shall receive Cash in the amount, and on account, of its Allowed Claim in Class A-6. Upon receipt of such Cash, the judgment lien held by Hamilton Hallmark shall be deemed released and the assets of the Debtor, TCC, and TDL shall be free and clear of such lien.

         (g) CLASS A-7 (MACDONALD, ET AL.): The holders of Allowed Claims in Class A-7 shall not receive or retain any property on account of such claims and, as of the Effective Date, the attachment lien held by such holders shall be deemed released and the assets of the Debtor shall be free and clear of such lien.

4.3      PRIORITY CLAIMS

         (a) If Class B accepts the Plan, each holder of an Allowed Claim in Class B shall receive shares of New Common Stock at the rate of one share for each $1.75 of such Allowed Claim, except that each such holder may elect to receive Cash in lieu of any number of such shares.

         (b) If Class B does not accept the Plan, holders of Allowed Claims in Class B shall receive Cash in the amount of such claims on the Effective Date or at such times and in such amounts as the Debtor and the holders thereof might agree.

         If a claim in Class B has not been allowed on the Effective Date, the holder shall receive such payment within fifteen days after the Debtor receives notice that such claim is an Allowed Claim.

4.4      UNSECURED CLAIMS

                  CLASS C (GENERAL UNSECURED CLAIMS): Each holder of an Allowed Claim in Class C shall receive shares of New Common Stock at the rate of one share for each $1.75 of such Allowed Claim, except that each such holder may elect to receive Cash in lieu of any portion of such shares, up to a maximum Cash payment of 100% of its Allowed Claim.

                                      6          DEBTOR'S PLAN OF REORGANIZATION

4.5      EQUITY SECURITY INTERESTS

         (a) CLASS D-1 (COMMON STOCK): Each holder of an Allowed Interest in Class D-1 shall receive one share of New Common Stock on account of, and in exchange for, each sixteen shares of Existing Stock.

         (b) CLASS D-2 (PREFERRED STOCK): All shares of the Debtor's preferred stock outstanding on the Record Date, if any, shall be canceled on the Effective Date, and the holders of interests in Class D-2 shall receive the number of shares of New Common Stock receivable on conversion of such holder's preferred stock [after giving effect to the 1:16 reverse split provided for in Section 5.4]hereof] if, by its terms, the holder's preferred stock is convertible into common stock. If any outstanding preferred stock is not convertible by its terms into shares of the Debtor's common stock, such holder shall receive one share of New Common Stock for each $28.00 of the fixed liquidation preference of such stock. In addition, such holder shall receive one share of New Common Stock for each $1.75 of any dividends due and payable on any preferred stock as of the Record Date.

         (c) CLASS D-3 (SUBORDINATED NOTE HOLDERS): Holders of the Subordinated Notes shall receive one share of New Common Stock for each sixteen shares of the Debtor's common stock previously surrendered by such holders in exchange for the Subordinated Notes.

         (d) CLASS D-4 (RIGHTS AND OPTIONS): All rights, options and warrants outstanding on the Record Date to acquire shares of the Debtor's common or preferred stock or the common or preferred stock of TCC and TDL (other than such rights contained in convertible debt obligations treated in other sections of this Plan) shall be cancelled as of the Effective Date and the holders of all interests in Class D-4 shall receive nothing on account of such interests.

                                    ARTICLE V

                      MEANS FOR IMPLEMENTATION OF THE PLAN

5.1      AMENDMENT OF ARTICLES OF INCORPORATION

         The Debtor shall submit the Amended Articles for filing to the California Secretary of State not later than five days after Confirmation.

5.2      CLOSING OF OFFERINGS AND DISTRIBUTIONS OF ESCROWED FUNDS

         On the Effective Date, the Debtor and the Managing Dealer shall jointly send written notice to the Escrow Holders instructing them that all conditions to closing under the Escrow Agreement with respect to the 1999 Offering have been fulfilled and that such Offering is deemed closed. Thereafter, the Debtor and the Selling Agents shall consummate the Reg S Offering and the New Reg D Offering in accordance with the terms thereof.

         Not later than 60 days after the Effective Date, the Debtor shall send notice to (a) the Escrow Holders and (b) the Debtor's transfer agent for its common stock which notice shall (i) identify the parties to whom common stock is to be issued pursuant to the 1999 Offering, (ii) instruct the transfer agent to issue certificates representing the shares of New Common Stock to which each such party is entitled (including such instructions as are required by securities counsel for the Debtor in order to enforce such restrictions on transfer as are required under the terms of the Offerings, this Plan, and applicable nonbankruptcy laws), and (iii) instruct the Escrow Holders to distribute the funds held in escrow to the Debtor and the Selling Agents in accordance with the Selling Agreements and this Plan.

5.3      ISSUANCE OF NEW COMMON STOCK ON ACCOUNT OF ALLOWED CLAIMS

         Not later than 60 days after the Effective Date, the Debtor shall provide notice to its transfer agent to issue certificates representing the shares of New Common Stock deliverable to holders of Allowed Claims treated under Article III hereof and Allowed Claims in Classes B and C to the extent that the holders thereof have elected to receive New Common Stock in lieu of Cash in satisfaction of such claims. Such instructions shall identify the parties to receive the New Common Stock and the number of shares to which each party is entitled.

5.4      EXCHANGE OF EXISTING STOCK FOR NEW COMMON STOCK

         As of the Effective Date, each sixteen shares of Existing Stock shall be deemed combined into one share of New Common Stock, and each share of preferred stock shall be deemed exchanged for New Common Stock as provided in
SECTION 4.5(b) hereof.

5.5      eTRAXX STOCK PURCHASE

         Confirmation of this Plan shall be deemed approval by the Bankruptcy Court of the eTraxx Acquisition Agreement. Not later than 60 days after the Effective Date, the Debtor shall provide instructions to its transfer agent to issue certificates representing the shares of New Common Stock to which each holder of eTraxx common stock is entitled pursuant to the terms, and subject to the conditions precedent, set forth in the eTraxx Acquisition Agreement.

                                      7          DEBTOR'S PLAN OF REORGANIZATION

5.6      CONSOLIDATION OF TCC AND TDL

         (a)      SUBSTANTIVE CONSOLIDATION:  Upon Confirmation:
                  (i) All assets owned by TCC and TDL on such date shall become assets of the Debtor and property of its estate;
                 (ii) All obligations of TCC and/or TDL arising prior to Confirmation shall be assumed by the Debtor as of such date and shall have the same priorities in relation to other obligations of the Debtor as if they had been assumed on the date incurred by TCC or TDL, as applicable;
                (iii) All parties that would be considered parties in interest in a case commenced by TCC or TDL shall be deemed parties in interest in this case and shall be bound by this Plan and the Confirmation Order to the same extent as other parties in interest in this case; and
                 (iv) The claim of any party which (i) asserts a claim solely against TCC or TDL and has not at any time asserted a claim against the Debtor, (ii) has not previously filed a proof of claim in this case, and (iii) files a proof of claim within 30 days after the date first set for a hearing on Confirmation shall not be subject to objection on the ground that the party failed to timely file a proof of claim. Any party who asserts a claim against TCC or TDL shall be forever barred from participation in this case and shall not be entitled to payment from the Debtor or its assets (including assets transferred from TDL or TCC pursuant to this Plan) unless such party has filed a proof of claim on or before such date or such a claim is listed in the schedules filed by the Debtor under Rule 1007(b) and is not listed as contingent, disputed or unliquidated.

         (b) MERGER OF TCC AND TDL: Concurrently with filing of the Amended Articles or as soon thereafter as the Debtor is able to obtain issuance of a Tax Clearance Certificate from the California Franchise Tax Board, the Debtor may, at its option, file with the California Secretary of State such certificates of merger and other documents as are required to merge TCC and TDL into the Debtor.

5.7      FORMATION OF NEW TDL

         The Debtor is hereby authorized to form New TDL on or after the Effective Date. The Debtor is further authorized to transfer to New TDL, in exchange for 100% of the capital stock of New TDL, any or all of the Debtor's assets related to its HGED technology business.

5.8      TRANSFERABILITY OF NEW COMMON STOCK

         (a) STOCK ISSUED FOR CLAIMS AND INTERESTS: To the extent provided in
Section 1145 of the Code, the New Common Stock being issued in exchange for claims and interests under this Plan, and all securities issued in exchange therefor or on conversion thereof, shall be exempt from the registration requirements of the Securities Act of 1933, as amended, and any state or local laws requiring the registration for offer or sale of a security or registration or licensing of an issuer, underwriter or dealer.

         (b) OTHER NEW COMMON STOCK: All other New Common Stock issued hereunder shall be issued only upon compliance with applicable state and federal securities laws without reliance on Section 1145. None of such securities may be transferred by the recipient thereof unless (a) registered and/or qualified under such laws or (b) an exemption from the registration or qualification requirements is available for such transaction.

5.9      FRACTIONAL SHARES

         Fractional shares of New Common Stock shall not be issued under this Plan. All fractional shares shall be rounded up to the next whole share.

5.10     VOTING AND NOTICE RIGHTS

         Except for shares reserved pursuant to the provisions of Section
5.12 hereof regarding Disputed Claims and Disputed Interests, all shares of New Common Stock to be issued under this Plan to holders of Allowed Claims and Allowed Interests shall be deemed issued as of the Effective Date, regardless of the dates on which certificates are delivered to their holders, and, commencing on the Effective Date, the holders thereof shall be entitled to vote on all matters submitted to a vote of shareholders and entitled to notice of all matters of which shareholders are entitled to notice under applicable nonbankruptcy law.

5.11     CASH DISTRIBUTIONS

         On the Effective Date, the Debtor shall distribute Cash to the holders of Allowed Claims in Classes A-1 through A-6, Allowed Claims treated under
Article III (except for administrative Allowed Claims not known to the Debtor on the

                                      8          DEBTOR'S PLAN OF REORGANIZATION

Effective Date), and Allowed Claims in Classes B and C to the extent that such holders have elected to receive Cash in satisfaction of such claims or portions thereof.

5.12     RELEASES OF LIENS

         Upon receipt of the full Distribution provided hereunder for its Allowed Claim, any party whose claim is treated under this Plan and which has filed or recorded a notice or other public statement of a lien on assets of the Debtor, TCC, or TDL shall file such notice or other public statement as is necessary or appropriate to evidence the release of the lien formerly held by such holder. In addition, the Debtor is hereby appointed as the lawful attorney in fact of each holder of a secured claim fully satisfied under this Plan with full power and authority to execute on behalf of such holder any notices or other public statements necessary or appropriate to evidence release of such holder's lien.

5.13     DISPUTED CLAIMS AND INTERESTS

         (a) ESTABLISHMENT OF RESERVE ACCOUNTS: Not later than the Effective Date, the Debtor shall open an interest-bearing, federally insured deposit account and designate such account as the Claims Reserve. Such account shall be used solely for deposit of funds on account of Disputed Claims. No other funds shall be deposited into such account, and withdrawals shall be made therefrom only in accordance with this Plan, the Confirmation Order and/or any order resolving a Disputed Claim. In addition, the Debtor shall establish a reserve account in its stock and accounting books to which to credit any shares of common stock to be reserved pursuant to this Plan on account of Disputed Claims or Disputed Interests.

         (b) RESERVE FOR DISPUTED CLAIMS AND INTERESTS: When any Distribution is to be made to holders of claims entitled to payment in Cash, the Debtor shall deposit into the Claims Reserve any amount that would be distributed to the holder of a Disputed Claim if it were an Allowed Claim. When any Distribution is to be made to holders of claims or interests entitled to New Common Stock, the Debtor shall reserve the number of shares of its authorized but unissued common stock that would be distributed to the holder of a Disputed Claim or Disputed Interest if it were an Allowed Claim or Allowed Interest. Such amount shall be retained in the Claims Reserve, or the shares shall continue to be reserved, until the allowability of such claim or interest is resolved.

         (c) DETERMINATION OF RESERVE AMOUNT: The amount withheld, or number of shares reserved, shall be determined on the basis of (a) the amount claimed by the holder in its proof of claim or interest filed or deemed filed in this case if such proof of claim or interest asserts a fixed, liquidated sum or number of shares, (b) the amount shown in the Debtor's books and records if a proof of claim or interest is not filed, (c) the amount upon which the parties to the dispute agree, or (d) the amount estimated by the Bankruptcy Court after ten days notice to the affected parties and an opportunity for a hearing under B. L. R. 9014-1(b).

         (d) DISTRIBUTIONS ON DISPUTED CLAIMS AND INTERESTS:

                  (i) After a Disputed Claim that would be entitled to Cash is resolved:

                        (A) To the extent the Disputed Claim is determined to be an Allowed Claim after one or more Distributions have been made hereunder, then within fifteen days after the Debtor has notice that such claim has become an Allowed Claim, the Debtor shall distribute Cash to the holder from the Claims Reserve in an amount equal to (1) the Distribution the holder would have received if the claim had been an Allowed Claim at the time such Distributions were made and (2) Plan Interest thereon, accruing from the date each such Distribution would have been made; and

                        (B) Funds in the Claims Reserve not paid to the holder of the claim shall be returned to the Debtor's general account.

                 (ii) After a Disputed Claim or Disputed Interest entitled to a Distribution of New Common Stock is resolved:

                        (A) To the extent the Disputed Claim or Disputed Interest is determined to be an Allowed Claim or Allowed Interest after one or more Distributions have been made hereunder, then:

                             (I)  Upon receipt by the Debtor of notice that such
claim or interest has become an Allowed Claim or Allowed Interest, the holder thereof shall be deemed the owner of the New Common Stock to which it is entitled with all the rights, preferences, and privileges thereof, including the right to vote on all matters submitted to a vote of shareholders and to notice of all matters of which shareholders are entitled to notice under applicable nonbankruptcy law; and

                            (II) Within fifteen days after the Debtor has notice
that such claim or interest has become an Allowed Claim or Allowed Interest, the Debtor shall provide instructions to its transfer agent to issue certificates representing the shares of New Common Stock to which the holder of the subject claim or interest is entitled; and

                        (B) The common stock reserved on account thereof to which the holder is not entitled shall be released from reserve and deemed thereafter to be authorized, unissued, and unreserved shares available for issuance as the Debtor deems appropriate.

5.14     VALIDITY OF CORPORATE ACTIONS

         Pursuant to Section 1400 of the California Corporations Code, Confirmation shall constitute due authorization required for the full validity, enforceability, and effectiveness of all transactions provided for in this Plan, notwithstanding any provisions of the California Corporations Code which would otherwise require approval of such transactions by the

                                      9          DEBTOR'S PLAN OF REORGANIZATION

Debtor's board of directors, shareholders, or otherwise. Confirmation shall constitute authorization for the Debtor's Responsible Individual designated under B. L. R. 4002-1 to take all actions and execute, deliver and file all certificates, notices, and other documents as she deems necessary or appropriate to consummate the transactions provided for in this Plan, including certificates of amendment of the Debtor's Articles of Incorporation and certificates of merger, etc. relating to the consolidation or merger of eTraxx, TCC and TDL into the Debtor, formation of New TDL, and/or transfer of assets in connection therewith.

5.15     SELECTION OF DIRECTORS

         At Confirmation, the following individuals shall be the directors of the Debtor:

                 Jessica Stevens                           Bonnie Crystal
                 Bernard Brown                             Jack King


         At the first regular meeting of shareholders following the Effective Date, directors shall be elected in accordance with the Debtor's articles of incorporation and bylaws.

5.16     POSTCONFIRMATION U.S. TRUSTEE FEES AND REPORTS

         The Debtor shall pay any fees due pursuant to 28 U.S.C. Section 1930 for each quarter which ends after the Effective Date within 30 days following the end of each such quarter. In addition, the Debtor shall file a report in the form attached hereto as EXHIBIT B, and serve a copy thereof on the office of the United States Trustee, Region 17, not later than the twentieth day of the month following the end of each quarter for which such fees are due.

5.17     POSTCONFIRMATION NOTICES

         Except for notice of entry of the Confirmation Order, all notices required or permitted to be given after Confirmation to all creditors or other parties in interest pursuant to Rule 2002 shall be deemed appropriate and in compliance with such rule if given only to the Debtor, the United States Trustee, the parties who were members of the Committee, and any parties who requested in writing copies of this Plan pursuant to Rule 3017(a). This provision shall not be interpreted as modifying the rights of the Debtor's shareholders to receive notices and other information as required by the California Corporations Code or federal or state securities laws.

5.18     BAR DATE FOR ADMINISTRATIVE CLAIMS

         All parties who assert claims entitled to priority under Section 507(a)(1) of the Code shall file requests for payment of such claims, and serve them on the Debtor and the U.S. Trustee, not later than sixty days after the Effective Date. Professionals employed by the Debtor shall file applications for allowance of their compensation and costs not later than 120 days after the Effective Date. Any claim asserting entitlement to such priority shall be forever barred and not entitled to payment unless it is filed and served on or before the applicable date in the preceding sentences. The Debtor shall pay all Allowed Claims entitled to priority under Section 507(a)(1) of the Code as to which requests for payment are filed after the Effective Date not later than fifteen days after the Debtor receives notice that such claims are Allowed Claims.

5.19     ESTABLISHMENT OF EMPLOYEE INCENTIVE PLANS

         As of the Effective Date, without further action or vote of the Debtor's board of Directors or shareholders, the Debtor shall be deemed to have adopted the Employee Stock Plans.

5.20     COMPROMISE WITH SYNERCOM

         Confirmation of this Plan shall be deemed approval by the Bankruptcy Court of the Synercom Settlement Agreement as a settlement of a claim held by the estate pursuant to Section 1123(b)(3)(A) of the Code.

5.21     OFFICER IMPLEMENTATION

         The Debtor and its officers are hereby authorized to take all actions and execute and deliver all documents they deem necessary or appropriate to carry out the terms of this Plan and all agreements approved under this Plan and exercise and fulfill all of the Debtor's rights and responsibilities hereunder and thereunder.

5.22     PRESERVATION OF METROPOLITAN RIGHTS

         Notwithstanding Confirmation and the provisions of Article VI hereof, Metropolitan shall have the right to assert claims against any insurance policies maintained by the Debtor should a third party tort claim for personal injury or tangible property damage be asserted against Metropolitan for any act or omission relating in any way to the Debtor's occupancy or use of the premises previously occupied by the Debtor pursuant to its leases with Metropolitan and commonly known as 101 and 200 Saginaw, Redwood City, California.

                                     10          DEBTOR'S PLAN OF REORGANIZATION

                                   ARTICLE VI

                                    DISCHARGE

         Except as otherwise provided herein or in the Confirmation Order, Confirmation shall discharge the Debtor from all debts that arose, or are treated under the Code as if they had arisen, at any time before Confirmation. The discharge shall be effective as to each debt regardless of whether a proof of claim or interest therefor is filed or deemed filed, whether the claim or interest is an Allowed Claim or Allowed Interest, or whether the holder thereof accepts the Plan.



                                   ARTICLE VII

                   RETENTION, SETTLEMENT, AND WAIVER OF CLAIMS

7.1      RETENTION AND ENFORCEMENT OF CLAIMS

         The Debtor shall retain and may enforce claims held by it or its estate, including claims arising from the powers, under the Code or otherwise, to avoid and recover transfers, except such claims which have been waived, relinquished, or released hereunder. Based on information available to the Debtor's officers on the date of this Plan, certain specific claims of which the Debtor is aware and, therefore, expressly retains and reserves for enforcement after Confirmation include the following:

         (a) Claims for fraud, conspiracy, breach of fiduciary duty, and related causes of action against those parties involved in orchestrating a change in control of the Debtor's operations in October, 1997, and activities leading to such change in control;

         (b) Claims for fraud, conspiracy, breach of fiduciary duty, avoidance of fraudulent transfers, and related causes of action against those parties involved in orchestrating sales of the Debtor's two revenue-producing business segments; i.e., the sales of the assets of Morningstar Multimedia and TCC (except for claims against parties released pursuant to the Synercom Settlement Agreement);

         (c) Claims for negligence, willful neglect, breach of fiduciary duty, and related causes of action against officers and directors of the Debtor who were responsible for the Debtor's failure to pay over withheld payroll and related taxes and/or to file federal and/or state tax returns or otherwise comply with federal or state tax and securities reporting requirements;

         (d) Claims for fraud, conspiracy, breach of fiduciary duty, violation of federal and state securities laws, and related causes of action against the parties involved in trading in the Debtor's common stock on the basis of inside information, dissemination of false and misleading statements, and other manipulation of the markets for the Debtor's common stock;

         (e) Claims for fraud, conspiracy, breach of fiduciary duty, attempted usurpation of corporate opportunity, and related causes of action against the parties involved in efforts to transfer the Debtor's technology and assets to a foreign entity controlled by the parties to the conspiracy; and

         (f) Claims for conversion or theft of trade secrets, patent infringement, breaches of confidentiality and other agreements, and other claims in contract or tort against parties involved in obtaining for themselves and others certain technologies which are proprietary to the Debtor, TCC and/or TDL.

         The Company's investigation is continuing, and it makes no representation at this time whether wrongful conduct has, in fact, occurred. The foregoing list includes only transactions in which creditors and existing shareholders may have participated; such list is included specifically to provide notice to such parties in making their decisions whether to accept the Plan. The specific reference to particular transactions, particular parties, and particular causes of action is without prejudice to the Debtor's right to assert additional causes of action, assert claims against additional parties, and assert claims relating to additional transactions which, in the Debtor's business judgment, are appropriate under the circumstances. Failure to describe a particular cause of action or transaction herein shall not be deemed a waiver, relinquishment, or release of such cause of action or claims relating to such transaction.

7.2      SETTLEMENT OF OBJECTIONS TO CLAIMS

         If a party has timely filed an objection to a claim, the party who filed the objection and the holder of the Disputed Claim may enter into a written settlement agreement to compromise such claim, which agreement, when filed with the Bankruptcy Court, will have the effect of a Final Order.

7.3      STALE CHECKS AND CLAIM WAIVER

         All checks constituting disbursements due under the Plan shall be drawn to become automatically void if not cashed or otherwise negotiated within 90 days after issuance. If any such check becomes void, the claim with respect to which the check was issued shall be deemed withdrawn, and the funds corresponding to the withdrawn claim shall be disbursed according to the Plan.

                                     11          DEBTOR'S PLAN OF REORGANIZATION

                                  ARTICLE VIII

              TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

         Except for the executory contracts and unexpired leases described in Exhibit A or in an amendment to Exhibit A which may be filed before Confirmation, the Debtor hereby rejects all executory contracts and unexpired leases to which it was a party on the Filing Date. On the Effective Date, the executory contracts and unexpired leases described in such Exhibit A shall be assumed by the Debtor.

                                   ARTICLE IX

                                    REVESTING

         Except as provided in this Plan or in the Confirmation Order, on the Effective Date, the Debtor shall be vested with all of the property of its estate (including all assets of TCC and TDL) free and clear of all claims, liens, charges and other interests of creditors and equity security holders in the Debtor including any liens securing the claims in Classes A-1 through A-7. Upon Confirmation, the Debtor shall operate its business free of any restrictions of the Code, the Rules, or the Bankruptcy Court, and it may enter into transactions (whether in or outside of the ordinary course of business) without approval from or authorization by the Bankruptcy Court.


                                    ARTICLE X

                            RETENTION OF JURISDICTION

         Notwithstanding Confirmation, the Bankruptcy Court shall retain jurisdiction to enforce the provisions, purposes, and intent of this Plan including, without limitation:

         A.       Determination of the allowability of claims and interests;

         B. Approval of the assumption, assignment, or rejection of any executory contract or unexpired lease of the Debtor;

         C. Determination of requests for payment entitled to priority under Section 507(a)(1) of the Bankruptcy Code, including compensation of parties entitled thereto;

         D. Resolution of controversies and disputes regarding interpretation of this Plan;

         E. Implementation of the provisions of this Plan and entry of orders in aid of confirmation of this Plan, including, without limitation, appropriate orders to protect the Debtor from creditor action;

         F.       Modification of the Plan;

         G. Adjudication of any causes of action, including avoiding powers actions, brought by the Debtor; and

         H.       Entry of a final decree closing this case.


                                     12          DEBTOR'S PLAN OF REORGANIZATION

                                   ARTICLE XI

                            REQUEST FOR CONFIRMATION

         If necessary, the Debtor requests Confirmation of this Plan pursuant to
Section 1129(b) of the Code.

         Dated:  April 21, 2000

                                      Telegen Corporation

                                      By: Jessica L. Stevens,
                                          Chief Executive Officer


Brooks & Raub,
A Professional Corporation,
Attorneys for Debtor

By: David S. Caplan


Law Offices of David L. Kagel,
Corporate and Securities Counsel for Debtor

By: David L. Kagel







                                     13          DEBTOR'S PLAN OF REORGANIZATION

                  EXHIBIT A - EXECUTORY CONTRACTS TO BE ASSUMED

AGREEMENT FOR TRANSFER AGENT SERVICES WITH AMERICAN STOCK TRANSFER AND TRUST.

EMPLOYMENT AGREEMENTS WITH JESSICA STEVENS AND BONNIE CRYSTAL.



                                     14          DEBTOR'S PLAN OF REORGANIZATION

                EXHIBIT B - POSTCONFIRMATION U.S. TRUSTEE REPORT

                         UNITED STATES BANKRUPTCY COURT

                         NORTHERN DISTRICT OF CALIFORNIA

In re:                                        Case No. 98-34876-DM-11

TELEGEN CORPORATION,                          Chapter 11

                           Debtor QUARTERLY POST-CONFIRMATION REPORT OF REVESTED DEBTOR

                                              For the quarter ending           1
                                                                    -----------
----------------------------------------------

         The Revested Debtor hereby submits the following post-confirmation report for this calendar quarter:

1.        Date of Entry of Order Confirming Plan
                                                          -------------------

          Cash balance at beginning of quarter:
          Total receipts during quarter:
          Total disbursements during quarter:
          Cash balance at end of quarter:
                                                          -------------------

3.        Payments made pursuant to Plan
          Total paid this quarter:
                                                          -------------------

          Total payments to be made pursuant to Plan:
          Cumulative paid to date:
          Balance remaining to be made under Plan:
                                                          -------------------

                                                             Yes           No
          AS OF THE END OF THIS REPORTING PERIOD,
          --------------------------------------

4.        Are all payments required by the confirmed plan   -----        -----
          current at this time? [If not, attach
          explanatory statement identifying payments no made (by creditor, amount and date due), reason for nonpayment, and an estimated date as to when payments will be brought current.]

5.        Do you currently anticipate a circumstance/event  -----        -----
          which will cause an interruption or cessation of payments or other performance under the plan?
          [If so, attach an explanatory statement.]

6.        Have quarterly fees due to the United States      -----        -----
          Trustee to the date of this report been paid pursuant to 28 U.S.C. Section 1930(a)(6) and the plan?

7.        Have all motions, contested matters, and          -----        -----
          adversary proceedings been finally resolved?
          [If not, for each such pending motion, contested] matter or adversary proceeding, please identify the parties and nature of the dispute and state the anticipated date of resolution.]

8.        Has the order confirming the plan become          -----        -----
          nonappealable?

9.        Have deposits, if any, required by the plan been  -----        -----
          distributed pursuant to the plan? [If so, please explain.]

10.       Has any property proposed by the plan to be       -----        -----
          transferred been transferred pursuant to the plan?

-----------
        1 First Report shall be filed for the portion of the calendar quarter from date of confirmation to the end of the quarter, and subsequent reports shall be filed at the expiration of each calendar quarter thereafter until dismissal, conversion or entry of a final decree closing the case. Reports shall be filed with the court and served on the UST not later than twenty
(20) days after expiration of the reported period.


                                     18          DEBTOR'S PLAN OF REORGANIZATION

11.       Does any property remain to be transferred        -----        -----
          pursuant to the plan?  [If so, please
          identify each such property and the
          anticipated date of transfer pursuant to the plan.]

12.       Has the Revested Debtor(s) or the successor       -----        -----
          to the Debtor(s) assumed the business or the management of the property dealt with by the plan?

13.       Anticipated date of motion for final decree:      -----        -----

I declare under penalty of perjury that the statements set forth above are true and accurate.

Dated:
       --------------------            ----------------------------------------
                                       Responsible Individual


                                       ----------------------------------------
                                       Print Name


                                       ----------------------------------------
                                       ----------------------------------------
                                       ----------------------------------------
                                       Current Address


                                       ----------------------------------------
                                       Telephone Number


                                     16          DEBTOR'S PLAN OF REORGANIZATION